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EXHIBIT 10.3

Tanning Technology Corporation
1998 STOCK OPTION PLAN

1.
Purpose.

The purpose of this Plan is to strengthen Tanning Technology Corporation, a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encourage them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees), officers, consultants and directors of the Company and its Subsidiaries ("Eligible Individuals") an added long-term incentive for high levels of performance and extraordinary efforts through the grant of Incentive Stock Options and Nonqualified Stock Options (as each such term is herein defined).

2.
Definitions.

For purposes of the Plan:

      2.1 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

      2.2 "Board" means the Board of Directors of the Company.

      2.3 "Cause" means, except as otherwise provided in an Agreement:

        (a) in the case of an Optionee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee and the Company or Subsidiary, which employment agreement includes a definition of "Cause", the term "Cause" shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

        (b) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

      2.4 "Change in Capitalization" means any increase or reduction in the number of Shares, any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or any exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

      2.5 "Code" means the Internal Revenue Code of 1986, as amended.

      2.6 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

      2.7 "Company" means Tanning Technology Corporation, a Delaware corporation.

      2.8 "Disability" means, except as otherwise provided in an Agreement:

        (a) in the case of an Optionee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

      (b) in all other cases, the term "Disability" as used in the Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

      2.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      2.10 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, or if such prices are not regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code; provided, however, on the effective date of the initial public offering of the Shares, "Fair Market Value" shall mean the price at which the Shares are offered to the public.

      2.11 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

      2.12 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

      2.13 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

      2.14 "Option" means a Nonqualified Stock Option or an Incentive Stock Option.

      2.15 "Optionee" means a person to whom an Option has been granted under the Plan.

      2.16 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

      2.17 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

      2.18 "Performance-Based Compensation" means any Option that is intended to constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

      2.19 "Plan" means this Tanning Technology Corporation 1998 Stock Option Plan, as amended from time to time.

      2.20 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

      2.21 "Shares" means shares of the common stock, par value $0.01 per share, of the Company.

      2.22 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

      2.23 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes an Option in a transaction to which Section 424(a) of the Code applies.

      2.24 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the

  Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

3.
Administration.

      3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall consist of no fewer than two individuals, each of whom is a Nonemployee Director and, after the expiration of the "Reliance Period" as defined in the regulations promulgated under Section 162(m) of the Code, an Outside Director. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held.

      3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.

      3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

        (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan. The Committee may delegate to one or more executive officers of the Company the authority set forth within this Section 3.3(a) with respect to grants to non-officer employees or consultants;

        (b) to construe and interpret the Plan and any Agreements granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees, and all other persons having any interest therein;

        (c) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

        (d) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

        (f)  generally, to exercise such powers and to perform such acts as it deems necessary or advisable to promote the best interests of the Company with respect to the Plan.

4.
Stock Subject to the Plan; Grant Limitations.

      4.1 The maximum number of Shares that may be made the subject of Options granted under the Plan is 6,229,640. The maximum number of Shares that may be the subject of Options granted to any Eligible Individual during any calendar year is 1,000,000. The maximum number of

  Incentive Stock Options that may be granted to an Eligible Individual is 1,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first three sentences of this Section 4.1 shall be adjusted in number and kind pursuant to Section 8. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

      4.2 Upon the granting of an Option, the number of Shares available under Section 4.1 for the granting of further Options shall be reduced by the number of Shares in respect of which the Option is granted; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

      4.3 Whenever any outstanding Option or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

5.
Option Grants for Eligible Individuals.

      5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

      5.2 Exercise Price. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

      5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term of an Incentive Stock Option as so extended exceed the maximum term provided for in the preceding sentence.

      5.4 Vesting. Each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

      5.5 Deferred Delivery of Option Shares. The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter.

      5.6 Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.6) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as

  Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

6.
Terms and Conditions Applicable to All Options.

      6.1 Non-Transferability. Except as otherwise determined by the Committee at the time of grant or thereafter, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of an Option shall be final, binding and conclusive upon the transferees, beneficiaries, executors, administrators, heirs and successors of the Optionee.

      6.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares upon such terms and conditions as determined by the Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company (or withheld upon exercise) as payment of the exercise price under an Option shall be valued at their Fair Market Value on the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

      6.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised (including payment of the Withholding Taxes) pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

      6.4 Effect of Certain Transactions.

        (a) In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the Successor Corporation; provided, however, that, unless otherwise determined by the Committee, such Options shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to such Options prior to such assumption or substitution. In the event that the Successor Corporation refuses to or does not assume the Option or substitute an equivalent option therefor, the Optionee shall have the right to exercise the Option as to all of the Shares subject to the Option as described below, including Shares as to which it would not otherwise be exercisable (a "Transaction Acceleration").

        (b) Notwithstanding anything to the contrary contained in Section 6.4(a), in the event of a Transaction Acceleration, or in the event that the Committee determines to accelerate the exercisability of any Options in connection with any transaction involving the Company or its capital stock pursuant to Section 5.4, the Committee may, in its sole discretion, authorize the redemption of the unexercised portion of the Option for a consideration per share of Common Stock equal to the excess of (i) the consideration payable per share of Common Stock in connection with such transaction, over (ii) the purchase price per Share subject to the Option.

        (c) If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Secretary shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days (or such other period as shall be determined by the Committee) from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive upon exercise, for each Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

7.
Effect of a Termination of Employment.

The Agreement evidencing the grant of each Option shall set forth the terms and conditions applicable to such Option upon a termination or change in the status of the employment of the Optionee by the Company or a Subsidiary (including a termination for Cause or by reason of Disability or change by reason of the sale of a Subsidiary), which shall be as the Committee may, in its discretion, determine at the time the Option is granted or thereafter.

8.
Adjustment Upon Changes in Capitalization.

        (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options (including Incentive Stock Options) may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted to any Eligible Individual during any calendar year, and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan and the exercise price therefor, if applicable.

        (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

        (c) Except as the Committee may determine, if, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

9.
Effect of Liquidation.

Except as otherwise provided in an Agreement, in the event of the liquidation or dissolution of the Company (a "Liquidation"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms, except that following a Liquidation each Optionee shall be entitled to receive in respect of each Share subject to an outstanding Option, upon exercise of such Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Liquidation in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Option prior to such Liquidation.

10.
Interpretation.

        (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such rule shall be inoperative and shall not affect the validity of the Plan.

        (b) Unless otherwise expressly stated in the relevant Agreement, after the expiration of the Reliance Period, each Option granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as Performance-Based Compensation.

11.
Pooling Transactions.

Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a transaction which is intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (b) providing that the payment or settlement in respect of any Option be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

12.
Termination and Amendment of the Plan or Modification of Options.

      12.1 Plan Amendment or Termination. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

        (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options theretofore granted under the Plan, except with the consent of the Optionee, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan; and

        (b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

      12.2 Modification of Options. No modification of an Option shall adversely alter or impair any rights or obligations under the Option without the consent of the Optionee.

13.
Non-Exclusivity of the Plan.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.
Limitation of Liability.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

        (a) give any person any right to be granted an Option other than at the sole discretion of the Committee;

        (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

        (c) limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any person at any time; or

        (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

15.
Regulations and Other Approvals; Governing Law.

      15.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

      15.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

      15.3 The Board may make such changes to the Plan and any Agreement as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

      15.4 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

      15.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

16.
Miscellaneous.

      16.1 Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Individual.

      16.2 Withholding of Taxes.

        (a) At such times as an Optionee recognizes taxable income in connection with the receipt of Shares hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such Shares. The Company shall have the right to deduct from any payment of cash to an Optionee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in the Agreement, at the time of grant or at any time thereafter, that the Optionee, in satisfaction of the obligation to pay Withholding Taxes, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

        (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

TANNING TECHNOLOGY CORPORATION

Tanning Technology Corporation 1998 Stock Option Plan (the "Plan")

APPENDIX 1

    The terms and provisions of the Plan shall govern the rights of all Optionees. This Appendix A is an appendix to the Plan. In the event that any conflict arises between the terms and conditions of the Plan and this Appendix A, the terms and conditions of this Appendix A shall prevail. Notwithstanding any provision in the Plan to the contrary, Options granted to Optionees who are residents in India shall be subject to the Plan's approval by the Reserve Bank of India, if required, and the following provisions:

7.
The Option will be exercised in a cashless manner, as described below under "Cashless Exercise Program."

8.
No remittance of money will be made from India.

9.
The Optionee will be required to repatriate to India, any capital gains which may arise on the sale of the Option outside India within a reasonable time.

10.
Any dividend earned by the Optionee shall be required to be repatriated to India within reasonable time.

11.
Any holding of the securities pursuant to exercise of the Option shall be subject to RBI approval. With respect to any grants of Option made prior to such approval, all of the underlying Shares must be sold in connection with the cashless exercise, and none of such Shares may be retained.

12.
At no point of time would an Optionee in India be allowed to exercise their Option when the Fair Market Value of the Shares on the date of exercise is less than the exercise price of the Shares.

Option Exercise Price and Consideration.

      (a) The per share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Committee at the time the Option is granted.

      (b) The consideration for the Shares to be issued upon exercise of an Option shall be consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan. The cashless exercise program will be implemented in the manner described below:

CASHLESS EXERCISE PROGRAM:

The Cashless Exercise Program provides that the Optionee, upon exercise of an Option, will receive cash or Common Stock, or a combination thereof, equal to the difference between the Fair Market Value of the Shares on the exercise day and the Option exercise price. The transaction will be consummated through a broker, who will sell all or a portion of the Shares the Optionee is entitled to on exercise of all Options, on the open market. A portion of the proceeds from such sale will be transferred to the Company in satisfaction of the Optionee's exercise price. Any remaining Common Stock or cash will be remitted to the Optionee. No cash or other property will be transferred out of India. In the event that the Fair Market Value of the Shares on the exercise day is not sufficient to cover the Option exercise price, the Option will not be exercisable.

Example:

Assume a 5,000 share option grant, a Fair Market Value and exercise price of $10 per share at the time of grant, and a Fair Market Value on the date of exercise of $15 per share. The employee may receive the following:

—total market value = $75,000
—total exercise price = $50,000

—profit = $25,000
—cash = $25,000
    or
—shares = $25,000/15 = 1,666

So the employee receives $25,000 (in Indian Rupees) or 1,666 shares. The employee is free to choose any combination of cash and/or Common Stock.

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  EXHIBIT 10.3
Tanning Technology Corporation 1998 STOCK OPTION PLAN
TANNING TECHNOLOGY CORPORATION Tanning Technology Corporation 1998 Stock Option Plan (the "Plan")
APPENDIX 1